Exhibit 32.1

Certification pursuant Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Bell Microproducts Inc. (the “Company”) on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, W. Donald Bell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2009	/s/ W. Donald Bell
Chief Executive Officer